Exhibit 10.22.2

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed

AMENDMENT NO. 2 TO MASTER REPURCHASE AGREEMENT

This Amendment No. 2 to Master Repurchase Agreement, dated as of March 31, 2016 (this “Amendment”), by and among Nomura Corporate Funding Americas, LLC (“Buyer”) and Finance of America Reverse LLC f/k/a Urban Financial of America, LLC (the “Seller”).

RECITALS

Buyer and Seller are parties to that certain Master Repurchase Agreement, dated as of April 2, 2015 (the “Existing Repurchase Agreement”; as amended by Amendment No. 1 to Master Repurchase Agreement, dated as of July 7, 2015 and this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, Buyer and Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1 adding the definitions of “Delinquent (Mortality) Home Safe Loan”, “Delinquent (Non-Mortality) Home Safe Loan” and “Renewal Effective Date” in their proper alphabetical order:

“Delinquent (Mortality) Home Safe Loan” shall mean a Home Safe Loan that is delinquent as a result of the death of the last living Mortgagor thereunder.

“Delinquent (Non-Mortality) Home Safe Loan” shall mean a Home Safe Loan which is more than [***] delinquent.

“Renewal Effective Date” shall have the meaning set forth in the Pricing Side Letter.

1.2 (a) deleting clause (xiv) of the definition of “Asset Value” in its entirety and replacing it with the following:

(xiv) such Purchased Asset is a Delinquent (Non-Mortality) Home Safe Loan;

(b) deleting the “or” at the end of clause (xviii) of such definition,

(c) deleting the “.” at the end of clause (xix) of such definition and replacing it with “; or”; and

(d) adding the following clause (xx) at the end of such definition:

(xx) such Purchased Asset is a Home Safe Loan (other than a Delinquent (Mortality) Home Safe Loan) which has been subject to a Transaction in excess of [***] following (A) with respect to any Home Safe Loan subject to a Transaction on the Renewal Effective Date, the Renewal Effective Date and (B) with respect to any Home Safe Loan that becomes subject to a Transaction after the Renewal Effective Date, the Purchase Date of such Home Safe Loan.

1.3 deleting the definition of “Delinquent Home Safe Loans” in its entirety and replacing it with the following:

“Delinquent Home Safe Loans” shall mean a Delinquent (Mortality) Home Safe Loan or a Delinquent (Non-Mortality) Home Safe Loan.

SECTION 2. Representations and Warranties Re: Mortgage Loans. Schedule 1-A of the Existing Repurchase Agreement shall be amended by adding the following clause (uu) at the end of such schedule:

(uu) No Prior Repurchase of Home Safe Loans. With respect to any Mortgage Loan which is a Home Safe Loan, such Home Safe Loan has not been previously sold by Seller to any third party.

SECTION 3. Conditions Precedent. This Amendment shall become effective on the date hereof, upon Buyer’s receipt of this Amendment, executed and delivered by a duly authorized officer of the Buyer and the Seller.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

SECTION 5. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Counterparts may be delivered electronically.

SECTION 6. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL GOVERN.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Buyer

By:	/s/ Gordon G. Sweely
Name: Gordon G. Sweely
Title: Managing Director

Signature Page to Amendment No. 2 to Master Repurchase Agreement

FINANCE OF AMERICA REVERSE LLC f/k/a URBAN FINANCIAL OF AMERICA, LLC

By:	/s/ Tracey Eastin
Name: Tracey Eastin
Title: CFO

Signature Page to Amendment No. 2 to Master Repurchase Agreement